Filed Pursuant to Rule 497(a)
File No. 333-202399

NEWS RELEASE

TERRA INCOME FUND 6, INC. DECLARED EFFECTIVE

BY THE U.S. SECURITIES AND EXCHANGE COMMISSION

New York, NY (April 22, 2015) – Terra Income Fund 6, Inc. (TIF 6), a new non-traded business development company (BDC), announced today that its registration statement for an initial public offering of $1.0 billion in shares of common stock was declared effective by the U.S. Securities and Exchange Commission (SEC).  Terra Capital Partners, LLC (Terra Capital Partners), TIF 6's sponsor, is a leading specialty finance company that invests primarily in commercial real estate loans and commercial real estate-related debt securities of private companies.

About Terra Income Fund 6, Inc.

TIF 6 expects to use the proceeds of the offering to originate, acquire, and manage a diversified portfolio consisting of commercial real estate loans to U.S. companies (including mezzanine, first and second lien mortgage, subordinated mortgage, bridge and other commercial real estate-related loans) related to or secured by high quality commercial real estate in the United States (such as office buildings, warehouses, shopping centers, apartment properties and hotels). TIF 6 intends to directly originate most of its investments by capitalizing on Terra Capital Partners’ extensive real estate experience and nationwide network of relationships in the real estate industry.

Bruce Batkin, co-founder and CEO of Terra Capital Partners and CEO and director of TIF 6, commented: “TIF 6 is the first BDC to focus exclusively on loans backed by commercial real estate.  We selected the BDC structure because it reflects our core business – lending primarily to middle market borrowers – and, as a company regulated under the 1940 Act, it provides transparency, greater investor protections, and quarterly valuations for investors.”

The fund represents an extension of Terra Capital Partners’ successful real estate lending platform, which has focused primarily on mezzanine and bridge investments.  Mr. Batkin continued, “We believe the combination of our extensive sourcing network, real estate expertise and disciplined underwriting process will enable us to create an attractive income generating portfolio for our BDC shareholders. Our growing platform reflects the growing importance of alternative lenders to the recapitalization and recovery of the commercial real estate market.”

Alston & Bird LLP serves as legal counsel to TIF 6.

About Terra Capital Partners, LLC, Terra Income Advisors, LLC and Terra Capital Markets, LLC

Terra Capital Partners is a real estate finance and investment company based in New York City that, since 2002, has made investments in over 300 office, industrial, retail, apartment and hotel properties nationwide with a value of approximately $6 billion. Additional information about Terra Capital Partners is available at www.tcp-us.com.

Terra Income Advisors, LLC (Terra Income Advisors), a subsidiary of Terra Capital Partners, serves as the investment adviser to TIF 6.  Terra Income Advisors is responsible for managing all day-to-day operations and providing investment advisory and management services to TIF 6, including making investment decisions for TIF 6’s portfolio, subject to the oversight of TIF 6’s board.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of TIF 6 before investing. The prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about TIF 6 and should be read carefully before investing.

Terra Capital Markets, LLC (Terra Capital Markets) (member FINRA; SIPC) is the dealer manager for the TIF 6 offering. A copy of the prospectus for the offering is available by contacting Terra Capital Markets at (855) 858-0100 or 805 Third Avenue, 8th Floor, New York, New York 10022. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TIF 6 before investing. The prospectus, which has been filed with the SEC, contains this and other information about TIF 6 and should be read carefully before investing.

This press release may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to uncertainties relating to: our future operating results; our business prospects; the impact of the investments that we make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources, financing sources and working capital; the use of borrowed money to finance a portion of our investments; the timing of cash flows, if any, from the operations of our portfolio companies; the timing and amount of distributions and dividends from the companies in which we may invest; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest; our ability to locate suitable investments and to monitor and administer our investments; the ability to attract and retain highly talented professionals; the general economy and its impact on the industries in which we invest; our ability to source favorable private investments; the tax status of the companies in which we invest; our tax status; the effect of changes to tax legislation; changes in the economy; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; future changes in laws or regulations; and other risk factors as outlined in the prospectus, as amended from time to time. This is neither an offer nor a solicitation to purchase securities. A registration statement relating to these securities was filed and has been declared effective by the SEC. Copies of the prospectus can be obtained by contacting the dealer manager, as provided above.

This press release is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This press release must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our common stock, determined if the prospectus is truthful or complete or passed on or endorsed the merits of the offering. Any representation to the contrary is a criminal offense.

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